Exhibit 10.12
AMENDED AND RESTATED PROMISSORY NOTE

$72,800,000.000	November 9, 2017
KBSGI OFFICES AT GREENHOUSE, LLC, a Delaware limited liability company (“Greenhouse Borrower”), KBSGI VON KARMAN TECH, LLC, a Delaware limited liability company (“Von Karman Borrower”), KBSGI 213 WEST INSTITUTE PLACE, LLC, a Delaware limited liability company (“Institute Borrower,” and, together with Greenhouse Borrower and Von Karman Borrower, individually and collectively “Borrower”), jointly and severally promise to pay to the order of JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”), SEVENTY-TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($72,800,000.00), or if less, the aggregate unpaid principal amount of all Loans made by Lender to Borrower (as defined in the Agreement defined below) pursuant to the Agreement (as hereinafter defined), together with interest on the unpaid principal amount hereof in the manner set forth in the Agreement. Borrower shall pay the principal of and accrued and unpaid interest on the Loan in full on the Maturity Date.
This Note is an amendment, restatement and replacement of that certain Promissory Note dated as of November 14, 2016, in the principal amount of $65,000,000.00 executed by Greenhouse Borrower payable to the order of Lender (the “Original Note”), as joined into and assumed on joint and several basis by Von Karman Borrower pursuant to that certain Assumption and Joinder Agreement dated as of May 8, 2017 by and among Von Karman Borrower, Greenhouse Borrower, Administrative Agent and Lenders. In no event shall this Note be deemed to be or constitute a novation or release of Borrower’s obligations under the Original Note.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Amended and Restated Term Loan and Security Agreement of even date herewith (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among Borrower, the lenders referenced therein, including Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured and guaranteed pursuant to the Loan Documents, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
Notwithstanding the foregoing or anything to the contrary in this Note, under no circumstances shall Administrative Agent or any Lender have any recourse against, nor shall there by any personal liability to, the members of any Borrower, or to any shareholders, members or partners (direct or indirect, except for the Guarantor under the Guaranty) for any obligations of any Borrower hereunder. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty or Administrative Agent or any Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
[Signatures Begin on the Following Page]

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BORROWER:

KBSGI OFFICES AT GREENHOUSE, LLC,
a Delaware limited liability company

By:	KBSGI REIT Acquisition IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBSGI REIT Properties, LLC,
a Delaware limited liability company,
its sole member

By:	KBS Growth & Income Limited Partnership,
a Delaware limited partnership,
its sole member

By:	KBS Growth & Income REIT, Inc.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures Continue on the Following Page]

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BORROWER CONTINUED:

KBSGI VON KARMAN TECH, LLC,
a Delaware limited liability company

By:	KBSGI REIT Acquisition I, LLC,
a Delaware limited liability company,
its sole member

By:	KBSGI REIT Properties, LLC,
a Delaware limited liability company,
its sole member

By:	KBS Growth & Income Limited Partnership,
a Delaware limited partnership,
its sole member

By:	KBS Growth & Income REIT, Inc.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

[Signatures Continue on the Following Page]

S-2

BORROWER CONTINUED:

KBSGI 213 WEST INSTITUTE PLACE, LLC,
a Delaware limited liability company

By:	KBSGI REIT Acquisition V, LLC,
a Delaware limited liability company,
its sole member

By:	KBSGI REIT Properties, LLC,
a Delaware limited liability company,
its sole member

By:	KBS Growth & Income Limited Partnership,
a Delaware limited partnership,
its sole member

By:	KBS Growth & Income REIT, Inc.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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